UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2026

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West 41st Street, 21st Floor

New York. New York 10036

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Fusemachines Inc., a Delaware corporation (the “Company”) is filing this Current Report on Form 8-K to provide corrected beneficial ownership information with respect to shares of the Company’s common stock previously reported as beneficially owned by Timothy Gocher, a member of the Company’s Board of Directors. Mr. Gocher previously filed Forms 4 with the Securities and Exchange Commission (the “Commission”) that attributed beneficial ownership of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), held by Dolma Impact Fund I (“Dolma”) to Mr. Gocher. Mr. Gocher serves as Chief Executive Officer of Dolma but does not have voting or dispositive power over the shares held by Dolma. Accordingly, those shares should not have been reported as beneficially owned by Mr. Gocher. The Company has determined that the prior Forms 4s filed by Mr. Gocher incorrectly included the shares held by Dolma in Mr. Gocher’s reported beneficial ownership. Mr. Gocher has filed amended Forms 4 to correct the previously reported beneficial ownership information. This Form 8-K is being filed voluntarily to disclose the corrected beneficial ownership of Mr. Gocher and Dolma following the filing of the amended Forms 4.

The following table sets forth certain information, as of July 1, 2026 with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group. The beneficial ownership of shares of Common Stock is calculated based on 28,985,302 shares of Common Stock of the Company outstanding as of July 1, 2026.

Beneficial ownership is determined in accordance with the rules and regulations of the Commission. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Consilium Entities(1)	11,944,765	(2)	37.60%
Charles Cassel(1)	13,104,866	(3)	40.49%
Jonathan Binder(1)	13,104,864	(4)	40.49%
Sameer Maskey	6,010,280	(5)	20.57%
Dolma Impact Fund I	2,677,293	(6)	9.24%
Executive Officers and Directors
Sameer Maskey	6,010,280	(5)	20.57%
Christine Chambers	70,000	(7)	*	%
Anish Joshi	224,447	(8)	*	%
Parag Shrestha	167,075	(9)	*	%
Robert Traghetto	85,265	(10)	*	%
Bharat Krish	25,000	(11)	*	%
Tim Gocher	44,740	(12)	*	%
Julia Hirschberg	-		*	%
Salman Alam	75,000	(13)	*	%
All Fusemachines Pubco directors and executive officers as a group (nine individuals)	6,701,807		22.73%

*	Less than 1%.

(1)	Consilium Extended Opportunities Fund and Consilium Frontier Equity Fund are managed by Mr. Cassel and Mr. Binder (together with their affiliates, the “Consilium Entities”). Therefore Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Sponsor.

(2)	Includes (i) 4,072,414 shares of Common Stock held by Consilium Extended Opportunities Fund, (ii) 5,092,476 shares of Common Stock held by Consilium Frontier Equity Fund, and (iii) 2,779,875 shares of Common Stock issuable upon the exercise of private placement warrants held by Consilium Frontier Equity Fund. By virtue of their shared control over the Consilium Entities, Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Consilium Extended Opportunities Fund LP and Consilium Frontier Equity Fund LP.

(3)	Includes (i) 564,413 shares held directly by Mr. Cassel and Mr. Cassel’s spouse, (ii) 595,688 shares of Common Stock issuable upon the exercise of private placement warrants held directly by Mr. Cassel and Mr. Cassel’s spouse, and (iii) the securities held by Consilium Extended Opportunities Fund and Consilium Frontier Equity Fund. By virtue of their shared control over the Consilium Entities, Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Consilium Extended Opportunities Fund LP and Consilium Frontier Equity Fund LP.

(4)	Includes (i) 564,412 shares held directly by Mr. Binder, (ii) 595,687 shares of Common Stock issuable upon the exercise of private placement warrants, and (iii) the securities held by Consilium Extended Opportunities Fund and Consilium Frontier Equity Fund. By virtue of their shared control over the Consilium Entities, Mr. Cassel and Mr. Binder may be deemed to beneficially own the shares held by Consilium Extended Opportunities Fund LP and Consilium Frontier Equity Fund LP.

(5)

Includes (i) 4,127,708 shares directly held by Sameer Maskey and 237,500 restricted stock units which vest within 60 days of July 1, 2026, (i) 329,014 shares held by Sameer Maskey’s spouse, and (iii) 658,029 and 658,029 shares are held of record by Maskey Everest Trust and Maskey Annapurna Trust, respectively. Sameer Maskey exercises voting or dispositive control over any of the securities held by Maskey Everest Trust and Maskey Annapurna Trust. As such, Mr. Maskey may be deemed to be the beneficial owner of all shares held by Maskey Everest Trust and Maskey Annapurna Trust. Mr. Maskey disclaims individual ownership of such shares except to his individual pecuniary interest in such trusts.

(6)	Represents 2,677,293 shares of Common Stock held by Dolma Impact Fund I. Dolma Impact Fund I has voting and dispositive power over the shares. Tim Gocher, a director of the Company, serves as Chief Executive Officer of Dolma. Mr. Gocher disclaims beneficial ownership of the shares held by Dolma Impact Fund I except to the extent of any pecuniary interest therein.

(7)	Includes 70,000 restricted stock units held by Ms. Chambers which vest within 60 days of July 1, 2026. Ms. Chambers disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(8)	Includes (i) 177,667 shares of Common Stock owned by Mr. Joshi directly, as well as (ii) vested stock incentive options exercisable for 46,780 shares of Common Stock that Mr. Joshi has the right to acquire within 60 days of July 1, 2026. Mr. Joshi disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(9)	Includes (i) 125,025 shares of Common Stock owned by Mr. Shrestha directly, as well as (ii) vested stock incentive options exercisable for 42,050 shares of Common Stock that Mr. Shrestha has the right to acquire within 60 days of July 1, 2026. Mr. Shrestha disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(10)	Includes (i) 73,699 shares of Common Stock owned by Mr. Traghetto directly, as well as (ii) vested stock incentive options exercisable for 11,566 shares of Common Stock that Mr. Traghetto has the right to acquire within 60 days of July 1, 2026. Mr. Traghetto disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(11)	Includes 25,000 restricted stock units that vest within 60 days of July 1, 2026. Mr. Krish disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(12)

Includes (i) vested stock incentive options exercisable for 19,740 shares of Common Stock that Mr. Gocher has the right to acquire within 60 days of July 1, 2026, and (ii) 25,000 restricted stock units that vest within 60 days of July 1, 2026. Mr. Gocher disclaims any beneficial ownership of shares, except to the extent of any pecuniary interest therein. Excludes 2,677,293 shares of Common Stock held by Dolma Impact Fund I. Mr. Gocher serves as Chief Executive Officer of Dolma Impact Fund I but does not have voting or dispositive power over such shares and disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(13)

Includes (i) 50,000 shares of Common Stock owned by Mr. Alam directly, as well as (ii) 25,000 restricted stock units that vest within 60 days of July 1, 2026. Mr. Alam disclaims any beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer